May 9, 2000

Dear Shareholder:

On March 31st, the Daruma Mid-Cap Value Fund closed at $11.90. Up 9.48% in the first quarter, the Fund pulled ahead of the Russell MidCap Value Index, which was up 1.01% and the Russell 2000 Value Index, up 3.82%.

Finally worried about higher interest rates, first-quarter earnings reports, and extended valuation levels, anxious investors dumped high-price technology stocks and moved into the blue chips at the end of the first quarter. In the process, individual investors have been hard hit by margin calls. While the most speculative stocks, often widely held by individuals, have had a sharp correction, the large-cap tech stock bellwethers have held up reasonably well.

Small- and mid-cap stocks continued to outflank large caps.   The huge gap
between the performance of growth and value is starting to narrow and may reverse itself. Although the Russell 2000 Growth Index was up 9.29% versus
 3.83% for the Value Index for the quarter, Growth dropped 10.5% while Value gained 47 basis points in March. This is the first time in six months that value outpaced growth and is another indication that momentum in the technology sector is beginning to wane.

Our biggest winner in the first quarter was Datatec (DATC).   The news that
 Cisco Systems formally endorsed the use of the company's e-deploy software to Cisco's channel partners drove the shares of this deployment company up over 100% in the quarter. Datatec's e-deploy software enables much more rapid and accurate deployment of network devices than traditional deployment meethods. In addition to Cisco, both Hewlett Packard and Cabletron announced they would also be using e-deploy in their deployment efforts. These high-profile endorsements along with strong, continued growth in the company's backlog are bullish for the stock.

Policy Management Systems (PMS) was our biggest loser.  The stock of this insurance industry enterprise software company got crushed when it
preannounced lousy fourth-quarter results.   Policy Management's recent
 quarterly sales results have been erratic, hampered by the Y2K lockdown on new enterprise software installations and by overall weakness in the
insurance industry.   Rather than suffer through continued unpredictable
 quarterly results as a public company while its business model evolves, the board has decided to accept an offer from a leading Wall Street
buyout firm.    Since then, a higher all-cash  bid by EDS has emerged.

Our largest holding is Dentsply, the global manufacturer of dental consumables and equipment based in York, PA. As we expected, revenue growth accelerated in both its North American and German markets.
Many of its new products are being well received in the marketplace, and manufacturing process improvements are boosting margins. Cash flows continue to accelerate.

Sincerely,



Mariko O. Gordon, CFA
President & Chief Investment Officer

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Russell MidCap Value, the Russell 2000 Value and the Russell 2000 Growth are unmanaged indices of domestic common stocks.